UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018 (January 31, 2018)

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-5952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2018, Miragen Therapeutics, Inc. (“Miragen,” the “Company,” “we,” “our” or “us”) will file with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement in connection with a proposed public offering of shares of our common stock. The preliminary prospectus supplement contains the following preliminary unaudited financial results of Miragen under the heading “Preliminary Financial Data”:

We are currently finalizing our financial results for the fiscal year ended December 31, 2017. While complete financial information and operating data are not available, based on information currently available, we estimate the following:

As of December 31, 2017
(Unaudited)
Cash and cash equivalents	$47.4 million

These preliminary estimates have been prepared by, and are the responsibility of, our management. Our independent registered public accounting firm, KPMG LLP, has not audited or reviewed, and does not express an opinion with respect to, these estimates. Actual results and financial data as of December 31, 2017 may differ from the above estimates due to the completion of our closing procedures with respect to the fiscal year ended December 31, 2017, final adjustments and other developments that may arise between now and the time the financial results for the fiscal year are finalized. We expect to complete our closing procedures with respect to the fiscal year ended December 31, 2017 after this offering is consummated. Accordingly, our financial statements as of and for the fiscal year ended December 31, 2017 will not be available until after this offering is completed.

The information provided in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2017 Bonuses

On January 31, 2018, the compensation committee (the “Compensation Committee”) of our board of directors (the “Board”) approved the payment of cash bonuses to our principal executive officer, principal financial officer and our other executive officers (the “Executive Officers”) based on the achievement in 2017 of corporate and individual performance goals previously approved by the Board. The amounts awarded to the Executive Officers were as follows:

Executive Officer and Principal Position	Bonus Amount
William S. Marshall, Ph.D.	$180,000
President and Chief Executive Officer
Jason A. Leverone	$88,200
Chief Financial Officer, Secretary and Treasurer
Adam S. Levy	$108,000
Chief Business Officer
Paul D. Rubin, M.D.	$142,200
Executive Vice President, Research and Development

Stock Options

On January 31, 2018, the Compensation Committee approved the grant of stock options to certain of our employees, including each of the Executive Officers (the “Options”). The Options were granted under and in accordance with the terms and conditions of our 2016 Equity Incentive Plan (the “Plan”) and the Form of Stock Option Grant Notice and Option Agreement for the Plan (the “Related Agreements”) filed with the SEC as Exhibits 10.37 and 10.38 to our Registration Statement on Form S-4 (File No. 333-214893), as filed with the SEC on December 2, 2016, as amended.

Pursuant to the terms of the grants, the Plan and the Related Agreements, the Options will vest over four years, with 6.25% of the shares subject to the Options vesting on April 30, 2018 and the remaining 93.75% of the shares subject to the Options vesting in equal monthly installments thereafter over 45 months, provided in each case that the Executive Officer remains employed by us through the applicable vesting date. The shares underlying the Options are subject to accelerated vesting upon the occurrence of specified events including a change of control of Miragen and the Executive Officer’s termination. The exercise price for each Option is $7.50 per share, which equals the closing price for Miragen’s common stock on The NASDAQ Capital Market on the date of grant.

The following table sets forth the Options granted to each Executive Officer:

Executive Officer and Principal Position	No. of Shares subject to Option
William S. Marshall, Ph.D.	245,000
President and Chief Executive Officer
Jason A. Leverone	75,000
Chief Financial Officer, Secretary and Treasurer
Adam S. Levy	80,000
Chief Business Officer
Paul D. Rubin, M.D.	85,000
Executive Vice President, Research and Development

The foregoing summary of the Plan and Related Agreements is qualified in its entirety by reference to the full text of the Plan Related Agreements that we have filed with the SEC.

2018 Base Salary and Bonus Targets

On January 31, 2018, the Compensation Committee approved the 2018 base salaries and target bonus awards for the Executive Officers. The 2018 bonus awards for the Executive Officers will be based on the achievement of corporate and individual performance goals as approved by the Compensation Committee and discussed in more detail below. The 2018 base salaries and target bonus awards for the Executive Officers are as follows:

Executive Officer and Principal Position	2018 Base Salary	Bonus Target(1)
William S. Marshall, Ph.D.	$490,000	50%
President and Chief Executive Officer
Jason A. Leverone	$340,000	35%
Chief Financial Officer, Secretary and Treasurer
Adam S. Levy	$345,000	40%
Chief Business Officer
Paul D. Rubin, M.D.	$410,000	40%
Executive Vice President, Research and Development

(1) Bonus Targets listed as percentage of 2018 Base Salary

To receive any portion of his cash bonus award, each Executive Officer must be employed by us on the date any such bonuses are payable. The amounts payable to each Executive Officer are subject to review and adjustment in the sole discretion of the Board or the Compensation Committee and will be weighted for each officer based on the Board’s or Compensation Committee’s determination of the achievement of each’s individual and the corporate performance goals.

2018 Corporate Performance Goals

On January 31, 2018, the Compensation Committee approved corporate performance goals for the fiscal year ending December 31, 2018. The corporate performance goals, which may be updated at the Board’s discretion during 2018, include:

•	goals related to defining a development plan for MRG-106, our clinical product candidate for the treatment of certain cancers;

•	goals related to the clinical advancement of MRG-201, our clinical product candidate for the treatment of pathological fibrosis;

•	goals related to the development of our pre-clinical product candidate pipeline, including MRG-110, our product candidate for the treatment of heart failure and other ischemic disease; and

•	finance and business development goals.

Item 7.01 Regulation FD Disclosure.

On February 2, 2018, we issued a press release announcing new data from our Phase 1 clinical trial of MRG-106 in patients with the mycosis fungoides form of cutaneous T-cell lymphoma. A copy of the press release announcing such data is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 5, 2018, we issued a press release announcing our commencement of a public offering (the “Offering”) of up to 7.0 million shares of our common stock, which amount does not include additional shares that may be offered pursuant to an option granted to the underwriters of the Offering. A copy of the press release announcing the commencement of the Offering is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing with the SEC made by the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On February 5, 2018 we will file with the SEC a preliminary prospectus supplement in connection with the Offering. The preliminary prospectus supplement contains a description of recent developments regarding our business and revised risk factors related to the ownership of our common stock. Accordingly, we are filing this information with this Current Report on Form 8-K for the purpose of updating such descriptions from the disclosure contained in our prior filings with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 24, 2017. The updated disclosures are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated February 2, 2018.

99.2	Press release, dated February 5, 2018.

99.3	Updated disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Dated: February 5, 2018	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer